Income Tax Expense	6 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Tax Expense
5.	INCOME TAX EXPENSE
There is no provision for income taxes because the Group has historically incurred operating losses and maintains a full valuation allowance against its net deferred tax assets.
The Group’s loss before provision for income taxes for the 6 months ended December 31, 2022, and 2021 was generated in Australia.

As a result, any material income tax results arise in foreign jurisdictions.
A reconciliation of the statutory income tax rate to the Group’s effective income tax rate is as follows:

	Six months to December 31, 2022 $’000	Six months to December 31, 2021 $’000
Tax at the statutory tax rate of 30%	(16,881)	(20,654)
Tax effect amounts which are not deductible/(taxable) in calculating taxable income:
Foreign tax rate differential	1,081	484
Non-deductible items	1,968	6,625
Impact of foreign exchange rates	(129)	—
Current year tax losses and changes in valuation allowance 1	13,961	13,545

Effective income tax	—	—

1	Net operating losses and temporary differences for which a valuation allowance has been recorded.
Net deferred tax assets as of December 31, 2022, and June 30, 2022, consisted of the following:

	December 31, 2022 $’000	June 30, 2022 $’000
Deferred tax assets
Unused tax losses	78,073	62,717
Employee entitlements	1,362	1,294
Warranties	1,659	1,571
Lease liabilities	7,791	8,871
Other	1,810	3,987

Total deferred tax assets	90,695	78,440

Deferred tax liabilities
Right of use assets	(6,055)	(7,392)

Total deferred tax liabilities	(6,055)	(7,392)

Valuation allowance applied	(84,640)	(71,048)

Net deferred tax assets	—	—

Changes in deferred taxation allowance
Opening balance – July 1	(71,048)	(44,584)
(Increase) in deferred tax assets (excluding losses)	(13,592)	(25,901)
(Increase) recorded to income tax provision	—	—
Other movements including foreign currency and rate differential	—	(563)

Valuation allowance on tax losses – December 31, 2022, and June 30, 2022	(84,640)	(71,048)

The Group has not recorded any amounts for net operating losses and deferred tax assets as of December 31, 2022, and June 30, 2022. The material component represents net operating losses for which a full valuation allowance has been recorded.
The Group’s historical tax losses predominantly arose in Australia. On December 31, 2022, and December 31, 2021, there are $238.5 million and $135.6 million respectively available indefinitely for offsetting against future taxable profits of the companies in which the losses arose, subject to certain tests being met. The losses are subject to confirmation with taxing authorities and the lodgement and finalization of income tax returns. The actual losses available on lodgement of these returns may be different. The future use is also uncertain due to Group operations, continuity of ownership limitations, tax law changes and compliance with existing tax law. Consequently, a full valuation allowance has been recorded as of December 31, 2022 and June 30, 2022.